SCHEDULE 14- INFORMATION REQUIRED IN PROXY
                                 STATEMENT

                         SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                            (Amendment No.  )

Filed by the Registrant ( X )
Filed by a Party other than the Registrant (  )
Check the appropriate box:
( ) Preliminary Proxy Statement
( ) Confidential, for use of the Commission Only (as permitted by Rule 14a6(e)
    (2))
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                     FIRST UNITED CORPORATION
         ------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

                     FIRST UNITED CORPORATION
         ------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction
       applies:
       ____________________________________________________________
    2) Aggregate number of securities to which transaction applies:
       ______________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
       ______________________________________________________________
    5) Total fee paid:

       --------------------------------------------------------------
(  ) Fee paid previously with preliminary materials.
(  ) Check box if any part of the fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and identify the filing for
     which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         _________________________________________
     2)  Form, Schedule or Registration Statement No.:
         _________________________________________
     3)  Filing Party:
         _________________________________________

     4)  Date Filed
         ___________________________________________


(Amended by Sec Act Rel No. 7331; Exch Act Rel No. 37692 eff 10/07/96.)

                                FIRST UNITED CORPORATION
                                 19 South Second Street
                                      P.O. Box 9
                                 Oakland, Maryland 21550

                                     March 28, 1997

                                     PROXY STATEMENT



INFORMATION CONCERNING THE SOLICITATION

     The enclosed proxy is solicited by the Board of Directors of First United Corporation (the "Company") in connection with the Annual Meeting of Shareholders to be held on April 29, 1997, and any adjournment or postponements thereof. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone, telegraph or facsimile. No additional remuneration will be paid to officers, directors or regular employees who solicit proxies. The Company may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals. The Company has also engaged ChaseMellon Securities Transfer, Inc. to assist in the solicitation of proxies, at an estimated cost of $1,000 plus reasonable expenses.

     Please complete, sign the enclosed proxy and return it to our transfer agent, ChaseMellon, promptly. Should you attend the meeting and desire to vote in person, you may withdraw your proxy by written request delivered to the Secretary of the Company, prior to its exercise by the named proxies. Also, your proxy may be revoked before it is exercised, whether or not you attend the meeting, by notifying Robert W. Kurtz, Secretary, First United Corporation, P.O. Box 9, Oakland, Maryland 21550-0009, in writing prior to the Annual Meeting. Your proxy may also be revoked by using a subsequently signed proxy. Your proxy will be voted in accordance with the instructions on the proxy card; if no instructions are given, your proxy will be voted FOR the director nominees listed below, FOR the ratification of the appointment of independent auditors and in the discretion of the persons named in the proxy with respect to any other matter properly brought before the meeting. The proxy materials are first being mailed to shareholders on or about March 28, 1997.


SUBMISSION OF SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company not later than November 29, 1997, in order to be eligible for inclusion in the Company's 1998 Proxy Statement.


OUTSTANDING VOTING SECURITIES; VOTING RIGHTS

     Only shareholders of record of the Company's Common Stock, par value $.01 per share ("Common Stock") at the close of business on February 28, 1997, (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. As of the Record Date, there were 6,414,539 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting, except that an aggregate of 730,508 shares, or 11.39%, held by the Trust Department of First United National Bank & Trust ("FUNBT"), as sole trustee for the benefit of various beneficiaries, may not be voted in the election of directors. Each share of Common Stock is entitled to one vote. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the meeting, in which there is a quorum present. Consequently, withholding of votes, abstentions and broker non-votes will not affect the outcome of the plurality vote.

STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth the number of shares of Common Stock beneficially owned as of February 28, 1997, by directors and executive officers and by each person that, to the Company's knowledge, beneficially owns more than 5% of the Company's outstanding Common Stock. Except as otherwise indicated and except for shares held by members of an individual's family or in trust, all shares are held with sole dispositive and voting power.

                                                  Common Stock       Percent of
                                                  Beneficially       Outstanding
DIRECTORS & EXECUTIVE OFFICERS:					                  Owned 	       Common Stock


David J. Beachy 		                                    7,403	            	.12%
Donald M. Browning		                                 17,821            		.28%
Rex W. Burton 		                                      9,119            		.14%
Paul Cox, Jr.		                                       1,294	            	.02%
Richard D. Dailey, Jr. 		                             2,590            		.04%
William B. Grant 		                                   5,804            		.09%
Maynard G. Grossnickle		                              9,957            		.16%
Raymond F. Hinkle 		                                  5,684            		.09%
Robert W. Kurtz 		                                    8,002            		.12%
Andrew E. Mance 		                                   46,120            		.72%
Elaine L. McDonald		                                  1,916            		.03%
Donald E. Moran		                                   100,560             1.57%
I. Robert Rudy		                                     27,562	            	.43%
James F. Scarpelli, Sr. 		                           96,340   (2)       1.50%
Karen F. Spiker 		                                    6,640	            	.10%
Richard G. Stanton		                                 14,512            		.23%
Robert G. Stuck		                                     2,213            		.03%
Frederick A. Thayer, III		                           53,589	            	.84%

Directors & Executive Officers as a group
 (19 persons) 		                                    418,662             6.53%

OTHER BENEFICIAL OWNERS:

Firstoak & Company	                                	629,368   (1)       9.81%

(1) Shares held in the name of Firstoak Co., a nominee, are administered by the Trust Department of FUNBT in a fiduciary capacity. Firstoak & Co. disclaims beneficial ownership of such shares.
(2) Includes 656 shares held in the James and Margaret Scarpelli Foundation Trust which Mr. Scarpelli has a 1/4 interest.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

     A Board of Directors of 18 persons is to be elected by the shareholders. All of the nominees named below will be elected to serve as directors until the 1998 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. Unless authority to vote is withheld, the enclosed proxy will be voted in favor of the nominees listed below. The Board of Directors has no reason to believe that any nominee herein will be unable to serve, but if any of them become unable to serve, the proxies may be voted with discretionary authority for the election of other persons to serve as directors.

     NAME 			           Age (1)			Occupation During Past Five Years	    Director
                                                                          Since

David J. Beachy         			56        	Vice President,                  			1985
                                     	Fred E. Beachy Lumber Co., Inc.,
                                     	Building Supplies

Donald M. Browning       		72         Chairman of the                  			1985
                                     	Board, Browning's, Inc.
						                                Retail Groceries

Rex W. Burton           			62         Owner & President,               			1992
                                     	Burtons, Inc., Dry Goods

Paul Cox, Jr.           			57        	Owner, Pro-Tax                  				1993
                                      Tax Consulting Firm

Richard D. Dailey, Jr. 		 	40			      President,  Cumberland Electric
                                      Company		                           1995

William B. Grant        			43        	Chairman of the Board and 		       	1995
                                      Chief Executive Officer ("CEO")
                                						First United Corporation and
              						                 	First United National Bank & Trust



                                   (2)
<PAGE)

        NAME 		         Age (1)			Occupation During Past Five Years	   Director
                                                                         Since

Maynard G. Grossnickle 	  	65			      Farmer, Retired				                 1996

Raymond F. Hinkle		       	60			      Tax Consultant				                  1996

Robert W. Kurtz 		        	50		       	President, Chief Financial         1990
                                       Officer, and Secretary
                                     		First United Corporation,
                                							President and Chief Financial Officer
                                 						First United National Bank & Trust

Andrew E. Mance 			        82			       Physician			                     		1985

Elaine L. McDonald     	  	49			       Vice President,		                		1995
                                 						Alpine Village / Silver Tree Inn

Donald E. Moran         			66	       		Secretary/Treasurer,               1988
                                       Moran Coal Company

I. Robert Rudy	          		44	       		Owner, Rudy's Dept.Store,          1992
                                       Dry Goods

James F. Scarpelli, Sr.	 		83	       		Owner, Scarpelli Funeral Home		   	1985

Karen F. Spiker			         45			       Real Estate Broker,  A &A Realty/ 	1992
                                       Better Homes and Gardens

Richard G. Stanton			      57			       Banker, Retired			                	1985

Robert G. Stuck		         	51		       	Vice President,
                                       Oakview Motors, Inc.		             1995

Frederick A. Thayer, III 		63			       Judge, Retired				                 1996


(1)  As of Record Date.

The Board of Directors recommends that shareholders vote "FOR" such nominees.

Attendance at Board Meetings

     During 1996 the Board of Directors of the Company held ten meetings. All incumbent directors who are nominees for reelection attended at least 75% of the Board Meetings and meetings of each committee of the Board on which such director served, with the exception of Donald E. Moran, who attended 50% of the Board Meetings and 58% of meetings of the committees on which they served, and Donald M. Browning, Rex W. Burton, Andrew E. Mance, Robert G. Stuck and James F. Scarpelli, Sr., who attended 71%, 30%, 50%, 71% and 25% of meetings of the
committees on which they served, respectively.   In addition, directors of the
Company's subsidiaries have met in accordance with guidelines established by the Board of Directors.

Committees of the Board of Directors

     In addition to meeting as a group, certain members of the Board also devote their time to certain standing committees. Members of the Board of Directors of the Company are also members of the Board of Directors of the lead subsidiary, First United National Bank & Trust. These committees act on behalf of the Company. Among those committees are the Audit, Asset and Liability Management, Executive and Strategic Planning Committees. The Chairman of the Board and CEO of the Company, William B. Grant, is an ex-officio member of all committees, except the Audit Committee.

     Audit Committee - The Audit Committee, which consists of David J. Beachy, Andrew E. Mance, James F. Scarpelli, Sr. and Robert G. Stuck, reviews significant audit and accounting principles, policies and practices, meets with the Company's auditor to review the Company's internal auditing function, and meets with the Company's independent auditors to review the results of the annual audit. This committee met four times in 1996.

     Asset and Liability Management Committee- The Asset and Liability Management Committee, which consists of Rex W. Burton, Paul Cox, Jr., Elaine L. McDonald, Karen F. Spiker, Richard G. Stanton, Robert G. Stuck, Frederick A. Thayer, III, and director emeritus, Bowie Linn Grant, a non voting member, reviews and recommends changes to the Company's Asset and Liability, Investment, Liquidity, and Capital Plans. This committee met three times in 1996.

     Executive Committee - This Executive Committee, which consists of David J. Beachy, Donald M. Browning, Rex W. Burton, Paul Cox, Jr., Donald E. Moran, I. Robert Rudy, and Richard G. Stanton, is responsible for reviewing and recommending changes to the Company's Insurance Program, overseeing compliance with the Company's By-Laws and Articles of Incorporation, supervising the Company's CEO, recommending to the Board a compensation policy for the CEO and other executive officers of the Company and its subsidiaries, recommending changes to the CEO's compensation package based on performance reviews, monitoring the performance of the Company and its subsidiaries, recommending

                                   (3)

changes to the Company's and subsidiaries' personnel policies, serving as a director nomination committee, and functions with the authority of the full Board between meetings of the Board. This committee met seven times in 1996.

     Strategic Planning Committee - The Strategic Planning Committee which consists of Paul Cox, Jr., Elaine L. McDonald, Donald E. Moran, I. Robert Rudy, Richard G. Stanton, director emeritus, Bowie Linn Grant, a non voting member, and Advisory Board members, George C. Harne, William M. Kenny, and Gary R. Ruddell focuses on long-term planning to insure that management's decisions take into account the future operating environment, the development of corporate statements of policy, review of overall management internal control procedures, and review of management's internal and external information and communications systems. This committee met five times in 1996.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL NO.2)

     Subject to ratification by shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries. Ernst & Young LLP has advised the Company that no one within the firm nor any of its members or associates has any direct financial interest in or has any connection with the Company or its subsidiaries other than as independent auditors. No representatives of Ernst & Young LLP are expected to be present at the Annual Meeting.

The Board of Directors recommends that shareholders vote "FOR" such ratification.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Fees

     Directors' fees are paid only to directors who are not executive officers of the Company. A director of the Company receives up to $350 for a Board meeting and up to $175 for each committee meeting of the Board of which the director is a member, depending on the length of the meeting. Directors of subsidiaries of the Company are compensated for their attendance of meetings of the subsidiaries' boards.

Summary Compensation Table

     The following sets forth the total remuneration for services in all capacities paid during each of the last three fiscal years to the chief executive officer and each of the other executive officers of the Company as to whom total remuneration exceeded $100,000 during the fiscal year ended December 31, 1996.

     Name and										                                             All other
 Principal Position 		             	Year		Salary(1) 			Bonus(2) 	 Compensation
                                                                  (3)(4)(5)(6)

William B. Grant	                 		1996  		$114,763   	$27,516  			$10,714
Chairman of the Board and CEO		     1995		   107,196          0	 		  10,478
                                				1994		    95,672			  27,193		 	  13,237

Robert W. Kurtz 	                 		1996  		$111,276	 		$29,767			 $  7,050
President, Chief Operating Officer,	1995		   107,196		        0			    7,296
and Secretary			                    1994		   107,372			  30,621		 	  11,311

Richard G. Stanton 			              1996	 	$  66,415	        $0		 	 $93,732
Former Chairman of the Board,	     	1995		   157,596			       0			   14,929
President and CEO			                1994		   158,024			  46,889		 	  20,068

(1) Salary amounts for 1994 include directors fees. As of March 1, 1994 directors fees were no longer paid to directors who are executive officers of the Company.
(2) The pay for performance for 1994 and 1996 was distributed in 1995 and 1997, respectively.
(3) Includes (i) basic and matching contributions made by the Company for Mr. Grant under the Company's Profit Sharing Plan of $10,151, $9,935, and $12,430 for fiscal years 1996, 1995, and 1994, respectively, and (ii) contributions made by the Company under the Employee Stock Ownership Plan of $563, $543, and $807 for fiscal years 1996, 1995, and 1994, respectively.
(4) Includes (i) basic and matching contributions made by the Company for Mr. Kurtz under the Company's Profit Sharing Plan of $6,504, $6,742, and $10,433 for fiscal years 1996, 1995, and 1994, respectively, and (ii) contributions made by the Company under the Employee Stock Ownership Plan of $546, $554, and $878 for fiscal years 1996, 1995, and 1994, respectively.
(5) Includes (i) basic and matching contributions made by the Company for Mr. Stanton under the Company's Profit Sharing Plan of $8,246 $14,119, and $18,826 for fiscal years 1996, 1995, and 1994, respectively, and (ii) contributions made by the Company under the Employee Stock Ownership Plan of $526, $810, and $1,242 for fiscal years 1996, 1995, and 1994, respectively. Includes payments in 1996 of $28,260 from Rabbi Trust fund, $40,800 for health insurance, and $15, 900 for a car, as part of Mr. Stanton's retirement package.
(6) Each of Messrs. Grant, Kurtz, and Stanton has in excess of seven years of credited service under the respective plans, and is therefore 100% vested.


                                  (4)

Executive Committee Report

     The basic philosophy of the Company's compensation program is to offer competitive compensation for all executive employees which takes into account both individual contributions and corporate performance. Compensation levels for executives were recommended by the Executive Committee and approved by the non-employee directors of the Board.

     The principal elements of executive compensation are base salary, which is not at risk, and a component of salary which is at risk and dependent upon corporate performance. Base salaries are set at levels intended to foster a career development among executives, consistent with the long-term nature of the Company's business objectives. In setting base salary levels, consideration is given to establishing salary levels that approximate the amounts paid for similar executive positions at other comparable community banking organizations. Salary adjustments and "at risk" amounts are determined in accordance with the Annual Incentive Program established for executive officers and other members of senior management. The incentive program, which was developed in consultation with the Company's independent accountants, utilizes a targeted goal-oriented approach whereby each year the committee establishes performance goals based on the recommendation of the Chairman and CEO. The performance goals include strategic financial measures such as return on equity, return on assets, and efficiency ratio. Each of these elements is weighted approximately the same. The measures are established annually at the start of each fiscal year and are tied directly to the Company's business strategy, projected budgeted results and competitive peer group performance.

     The targeted goals are set at levels which only reward continued exceptional Company performance. The incentive awards are expressed as a percent of base pay and measured on a range around the targeted goals with a fixed maximum incentive award. Performance below certain stated minimum hreshold levels will result in no incentive payout to the executives. The goals established at the beginning of fiscal year 1996 were met, and accordingly, the portion of compensation which is "at risk" was awarded.

     The committee considered a number of factors in evaluating the compensation level of William B. Grant, Chairman and CEO of the Company and Robert W. Kurtz, President of the Company. The committee took into consideration the additional responsibilities that Mr. Grant and Mr. Kurtz incurred with their newly appointed positions on June 1, 1996. The committee also recognized the ability of the Company to achieve and exceed its 1996 net earnings objectives, including return on assets and return on equity. After taking these items into consideration, the committee opted to increase Mr. Grant's and Mr. Kurtz's base pay for 1997.



                                                   EXECUTIVE COMMITTEE
                                 							    BY:   	David J. Beachy
                                                   Donald M. Browning
                                            					  Rex W. Burton
                                            					  Paul Cox, Jr.
                                           								Donald E. Moran
                                                   I. Robert Rudy
                                           								Richard G. Stanton







                                   (5)

PERFORMANCE GRAPH

     Set forth below is a graph showing 5 year cumulative total return of the Common Stock as compared with the NASDAQ - listed bank index, as prepared by the Center for Research in Securities Prices, and the NASDAQ total index. A list of component companies within the NASDAQ - listed bank index will be provided upon written request.

    If a straight line is drawn between the years 1991 and 1996, the graph would reflect a steady increase in the performance of the Company's stock. Management believes the unusually high stock price in 1993 was an aberration resulting from speculative trading at above-normal multiples, and that the successive declines in 1994, 1995 and 1996 reflects a gradual correction in the market price.

Year       Total NASDAQ      First United Corp.       NASQAQ Banks
--------------------------------------------------------------------
1991         $100.00             $100.00                $100.00
1992         $116.38             $131.03                $145.55
1993         $133.60             $244.83                $166.00
1994         $130.59             $217.29                $165.39
1995         $184.67             $186.25                $246.32
1996         $227.16             $168.40                $325.60

Shareholder return is calculated and presented on the basis of $100.00 invested at December 31, 1991.


PENSION AND PROFIT SHARING PLANS

     The following table shows the maximum annual retirement benefits payable under the Company Defined Benefit Pension Plan for various levels of compensation during the year of service:

APPROXIMATE ANNUAL BENEFIT UPON RETIREMENT AT AGE 65 BASED ON YEARS OF CREDITED SERVICE

FINAL ANNUAL
COMPENSATION	  15 YEARS     20 YEARS     25 YEARS    30 YEARS     35 YEARS
  30,000		       6,000		      8,000		     10,000	    	12,000	     	14,000
  70,000		      15,000	     	20,000	     	25,000	    	30,000     		35,000
 110,000	      	24,000     		32,000	     	40,000    		48,000     		56,000
 150,000	      	33,000	     	44,000     		55,000    		66,000     		77,000
 190,000      		33,000     		44,000     		55,000    		66,000     		77,000

     For purposes of this table, final average compensation shown is twelve times the average of the highest salary during sixty consecutive months in the last one hundred twenty months preceding normal retirement. Also, for purposes of the table, benefits are payable for life with a minimum guarantee of ten years. Benefits are computed on an actuarial basis. To convert the benefits at normal retirement to a lifetime only benefit, the amounts would be increased by a factor of 1.0677% during 1996. Social Security benefits are not shown on the table and would not reduce retirement benefits under the plan.


                                  (6)

Projected Benefits for Highly Compensated Employees:

                 CURRENT COMPENSATION   CREDITED SERVICE AT  ESTIMATED ANNUAL
                 COVERED BY THE PLAN		   NORMAL RETIREMENT	    BENEFITS AT
                                                                RETIREMENT

William B. Grant	    		$114,763	   			       40 Years	          		$64,766
Robert W. Kurtz		     	$111,276	   			       38 Years	    		      $63,039


TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     Some of the directors and officers of the Company and their associates were customers of and had banking transactions with banking subsidiaries of the Company in the ordinary course of business during 1996. All loans and loan commitments included in such transactions were made on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and in the opinion of the management of the Company, do not involve more than a normal risk of collectability or present other unfavorable features.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, the Company's executive officers and directors are required to file with the Securities and Exchange Commission reports of their ownership of Common Stock. Based solely on a review of copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 1996, its executive officers and directors complied with the Section 16(a) requirements, except that late filings were made with respect to the following reporting persons: One report was filed approximately 3 days late by Mr. Beachy; three reports were filed approximately 1, 2, and 5 days late by Mr. Rudy; and three reports were filed approximately 3, 5, and 13 days late by Ms. Spiker.

OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors is not aware of any matters, other than those stated above, that may properly be brought before the meeting. In such event, persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /S/ ROBERT W. KURTZ


                                            ROBERT W. KURTZ
                                            Secretary





                                 (7)

                            FIRST UNITED CORPORATION
                              Oakland, Maryland

                     Notice of Annual Shareholders' Meeting



                                                                  March 28, 1997

To Shareholders of
First United Corporation
Oakland, Maryland

     Notice is hereby given that the Annual Meeting of the Shareholders of First United Corporation (the "Company") will be held in the McHenry House, the Wisp Ski Area, in McHenry, Maryland 21541. The meeting is scheduled for:

                      TUESDAY, APRIL 29, 1997, at 3:00 p.m.

     The purposes of the meeting are to (i) elect eighteen (18) Directors to serve for the ensuing year, (ii) to ratify the accounting firm of Ernst & Young, LLP to act as the independent auditors of the Company and, (iii) to transact such other business as may be properly brought before said meeting or any adjournment thereof.

     IT IS HOPED THAT YOU WILL PLAN TO ATTEND, BUT WHETHER OR NOT YOU CONTEMPLATE ATTENDING THE MEETING, YOU ARE REQUESTED TO EXECUTE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. IF YOU SHOULD ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON, SHOULD YOU SO DESIRE. ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON FEBRUARY 28, 1997, ARE ENTITLED TO VOTE AT THIS MEETING.

     Anyone acting as proxy agent for a Shareholder must present a proxy properly executed by the Shareholder authorizing said agent in form and substance satisfactory to the judges of election, and otherwise in accordance with the Company's By-Laws.


                                                    Sincerely,


                                                    /S/ROBERT W. KURTZ

                                                   	ROBERT W. KURTZ
                                                    Secretary

                                                       March 28, 1997


To Our Shareholders:

     On behalf of the Board of Directors and the whole First United Team, I cordially invite you to attend the Annual Shareholders' Meeting to be held on Tuesday, April 29, 1997, at 3:00 p.m. in the McHenry House at the Wisp Ski Area in McHenry, Maryland 21541. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

     In addition to the specific matters to be acted upon, there will be a report on the progress of your Company and an opportunity to ask questions on matters of general interest to shareholders.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, we would ask that you mark, sign, date and promptly return the enclosed proxy in the envelope provided.

     There will be a reception with light refreshments immediately following the shareholders' meeting for all registered shareholders. I look forward to seeing you there.


                                              Sincerely yours,


                                              /S/ WILLIAM B. GRANT

                                        						WILLIAM B. GRANT
                                              Chairman of the Board &
                                              Chief Executive Officer

                                    PROXY
                            FIRST UNITED CORPORATION
                                  P.O. Box 9
                            Oakland, MD 21550-0009

     The undersigned hereby appoints Naomi Oliver and Don Sincell, and each of them, as Proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of Common Stock of First United Corporation held of record by the undersigned on February 28, 1997 at the annual meeting of shareholders to be held on April 29, 1997 or any adjournment thereof.



             ( Please sign reverse side and return immediately)

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




--------------------------------------------------------------------------------
                            SHAREHOLDER SURVEY


As a shareholder of First United Corporation, we want you to know that we are committed to meeting your expectations as an investor. Please take a few moments to complete this survey. Your opinions are very important to us, and your completing this survey will help us to serve you in the future. Once you have completed it, return the entire form, including the proxy and survey n the envelope provided. Thank you for your time and input. It is appreciated.

1. How satisfied are you with your First United Corporation Investment?

   ____ Not Satisfied    ____ Satisfied   ____ Very Satisfied  ____ No Opinion

2. How satisfied are you with the format and location of our Annual Meeting?

  ____ Not Satisfied     ____ Satisfied   ____ Very Satisfied  ____ No Opinion

3. Are you satisfied with responsiveness of our current transfer agent, ChaseMellon Shareholder Services?

  ____ Not Satisfied     ____ Satisfied   ____ Very Satisfied  ____ No Opinion

4. Over the past 3 years, we have paid out in dividends approximately 46% of earnings and have increased the dividend by approximately 14% each year. Are you satisfied with our dividend payments and increases?

  ____ Not Satisfied     ____ Satisfied    ____ Very Satisfied  ____ No Opinion

5. With your First United Investment, is your primary focus on the stock's long term appreciation, or are you more concerned with the current income provided by the dividend.

   ____  My primary focus is to see the value of my stock increase.

   ____ My primary focus is to maximize the current income yield provided by the dividend.

6.  Do you currently receive more than one Annual Report?

    ____ Yes       ____ No     If yes, how many do you receive?  ____________

7.  How long have you been a shareholder of First United?

    ____ Less than 1 year      ____ 1 to 5 years    ____ Greater than 5 years

8. Please rank in order of importance, the financial ratios which are relevant to you.

    ____ Return on Equity      ____ Price to earnings
    ____ Earnings per share    ____ Share Price to Book Value
    ____ Dividend Yield        ____ Other ____________________
    ____ Return on Assets      ____ I do not review financial ratios.

1. Election of Directors:       (INSTRUCTION: To withhold authority to vote
                                     for any individual nominee, strike a line through the nominee's name in the list below.)

      FOR           WITHHOLD
  all nominees      AUTHORITY     David J. Beachy          Richard D. Dailey Jr.
 listed (except as  to vote for   Donald M. Moran          James F.Scarpelli,Sr.
 marked to the      all nominees  Donald M. Browning       William B.Grant
    contrary           listed     Raymond F. Hinkle        Karen Spiker
                                  Rex W. Burton            Robert W. Kurtz
                                  I. Robert Rudy           Richard G.Stanton
                                  Andrew E. Mance          Robert G. Stuck
                                  Frederick A. Thayer,III  Paul Cox Jr.
                                  Maynard G. Grossnickle   Elaine L. McDonald
   ---------        ----------

2. Proposal to ratify the        3. In their discretion the Proxies are
   Appointment of Ernst & Young     authorized to vote upon such other business
   LLP as the independent auditors  as may properly come before the meeting and
   of First United Corporation      any adjournments thereof.

  FOR    AGAINST     ABSTAIN


 -----   --------    --------


                               THIS PROXY WILL BE VOTED AS SPECIFIED.
                               HOWEVER, IN THE ABSENCE OF DIRECTION TO THE
                               CONTRARY, THE ATTORNEYS NAMED HEREIN INTEND TO VOTE THIS PROXY "FOR" PROPOSALS 1 AND 2 HERON,AND FOR MATTERS WHICH MAY BE PRESENTED AT THE
                               MEETING IN ACCORDANCE WITH RECOMMENDATIONS OF
                               THE BOARD OF DIRECTORS.

                               THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF
                               NOTICE OF THE AFORESAID ANNUAL MEETING OF
                               SHAREHOLDERS.



------------------------------------------
                             Signature(s)

------------------------------------------
                             Signature(s)

------------------------------------------
                                    Date

NOTE: Please sign exactly as name appears heron. Joint holders should each sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. If a corporation or other entity please sign in full corporate or entity name by authorized person.


--------------------------------------------------------------------------------
                            SHAREHOLDER SURVEY (continued)

9.  Please check the sections of the Annual Report which you read?

 ____ Chairman's letter     ____ Consolidated Statements of Condition and Income
 ____ Profiles of Business  ____ Form 10K (Booklet inserted in back of Report)
 ____ Financial Highlights

10.  Please check below the services which you now use at "My Bank" First United

 ____ Mortgage                ____ Trust                 ____ Other ____________
 ____ Home Equity Line        ____ Brokerage             ____ I do not currently
 ____ Certificate of Deposit  ____ Auto Loan                  bank with First
 ____ Checking Account        ____ Personal Credit Line       Bank.
 ____ Savings Account         ____ Telephone Banking

11. Would you like someone to contact you regarding these services available at "My Bank" First United?

    ____ Yes        ____ No

12. Which of our Shareholder services are you currently using?

    _____ Dividend Reinvestment    _____ Direct Deposit of Dividends
    _____ Stock Repurchase Plan

    _____ I do not currently use any of these services, but would be interested in learning more about them.
    _____ I do not use any of these services.

13.  Would you be interested in voting your proxy by phone using an 800 number?

   ____ Would use    ____ Would not use    ____ Might use

14.  Would you utilize Personal Computer (PC) Banking?

   ____ Yes      ____ No

COMMENTS:_______________________________________________________________________
________________________________________________________________________________